UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 28, 2023

YUNHONG CTI LTD.

(Exact Name Of Registrant As Specified In Its Charter)

Illinois

(State or Other Jurisdiction of Incorporation)

000-23115	36-2848943
(Commission File Number)	(I.R.S. Employer Identification No.)

22160 N. Pepper Road, Lake Barrington, Illinois	60010
(Address of Principal Executive Offices)	(Zip Code)

(847) 382-1000

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value per share	CTIB	The Nasdaq Stock Market LLC (The Nasdaq Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01

Entry into a Material Definitive Agreement.

On January 28, 2023, Yunhong CTI Ltd (the “Company” or “YCTI”) entered into an Exclusive Distribution Agreement (the “Agreement”) with Kunshan Fair Craft Product Co., Ltd. (“FAIR”) to facilitate the sale and market development of balloons with biodegradable features in the United States. Each of FAIR and YCTI is in the business of manufacturing and selling balloons, and each is working with materials designed to offer biodegradable and compostable features to balloons. YCTI will be FAIR’s exclusive distributor of its product offering in the United States for the term of the Agreement. The Agreement has an initial term commencing on January 28, 2023 and ending on January 31, 2024, and is subject to automatic renewal for successive one-year terms unless either party elects to terminate the term at least 30 days prior to the end of the then-current term. The Agreement does not restrict the Company’s own independent development of similar products.

The foregoing summary of the Agreement is qualified in its entirety by the text of the Agreement, a copy of which is attached as Exhibit 99.1 and incorporated into this Item 1.01 by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. Statements made in this report that are not historical facts are “forward-looking” statements (within the meaning of Section 21E of the Securities Exchange Act of 1934) that involve risks and uncertainties and are subject to change at any time. These “forward-looking” statements may include, but are not limited to, statements containing words such as “may,” “should,” “could,” “would,” “expect,” “plan,” “goal,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “continue,” or similar expressions. We have based these forward-looking statements on our current expectations and projections about future results. Although we believe that our opinions and expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity, performance or achievements, and our actual results may differ substantially from statements made herein. More information on factors that could affect our business and financial results are included in our public filings made with the Securities and Exchange Commission, including our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q.

Item 9.01 – Financial Statements and Exhibits

Exhibit No.	Exhibit

99.1	Exclusive Distribution Agreement, dated January 28, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	February 2, 2023	YUNHONG CTI LTD.

		By:	/s/ Frank Cesario
		Name:	Frank Cesario
		Title:	Chief Executive Officer